MetWest Ultra Short Bond Fund

I SHARE: MWUIX  |  M SHARE: MWUSX

JULY 28

SUMMARY

PROSPECTUS

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information and other information about the Fund online at www.TCW.com. You can also get this information at no cost by calling 800 241 4671 or by sending an email request to metwestclientservices@tcw.com. The Fund’s current Prospectus and Statement of Additional Information, both dated July 28, 2017, are incorporated by reference into this Summary Prospectus. The Securities and Exchange Commission has not approved or disapproved these securities or passed the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

MW-US_0717

Investment Objective

The Ultra Short Bond Fund seeks to maximize current income, consistent with preservation of capital.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (Fees paid directly from your investment)

None.

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)

	M Class	I Class
Management Fees	0.25%	0.25%
Distribution (12b-1) Fees	0.16%	None
Other Expenses	0.26%	0.24%
Total Annual Fund Operating Expenses	0.67%	0.49%
Fee Waiver and/or Expense Reimbursement[1]	(0.17)%	(0.15)%
Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement	0.50%	0.34%

[1]

Metropolitan West Asset Management, LLC (the “Adviser”) has contractually agreed to reduce advisory fees and/or reimburse expenses, including distribution expenses, to limit the Fund’s total annual operating expenses (excluding interest, taxes, brokerage commissions, short sale dividend expenses, acquired fund fees and expenses, and any expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation) to the net expenses shown in the table for the applicable share class. The Adviser may recoup reduced fees and expenses within three years, subject to any applicable expense limit at the time of recoupment. This contract will remain in place until July 31, 2018. Although it does not expect to do so, the Board of Trustees is permitted to terminate that contract sooner in its discretion with written notice to the Adviser.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The cost for the Fund reflects the net expenses of the Fund that result from the contractual expense limitation in the first year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class M	$51	$197	$356	$818
Class I	$35	$142	$259	$601

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 63% of the average value of its portfolio.

Principal Investment Strategies

The Fund pursues its objective by investing, under normal circumstances, at least 90% of its net assets in investment grade fixed income securities or unrated securities that are determined by the Adviser to be of similar quality. Up to 10% of the Fund’s net assets may be invested in securities rated below investment grade. The Fund also invests at least 80% of its net assets plus borrowings for investment purposes in fixed income securities it regards as bonds. Under normal conditions, the portfolio duration is up to one year and the dollar-weighted average maturity normally exceeds one year. The Fund invests in the U.S. and abroad, including emerging markets, and may purchase securities of varying maturities issued by domestic and foreign corporations and governments. The Fund also seeks to maintain a low degree of share price fluctuation.

Investments include various types of bonds and other securities, typically corporate bonds, notes, collateralized bond obligations, collateralized debt obligations, mortgage-related and asset-backed securities, bank loans, money-market securities, municipal securities, credit default swaps, private placements and restricted securities. These investments may have interest rates that are fixed, variable or floating.

Derivatives will be used in an effort to hedge investments, for risk management, or to increase income or gains for the Fund. The Fund may also seek to obtain market exposure to the securities in which it invests by entering into a series of purchase and sale contracts or by using other investment techniques such as reverse repurchase agreements.

Principal Risks

Because the Fund holds securities with fluctuating market prices, the value of the Fund’s shares will vary as its portfolio securities increase or decrease in value. Therefore, the value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund.

The principal risks affecting the Fund that can cause a decline in value are:

•	Interest Rate Risk: the risk that debt securities will decline in value because of changes in interest rates.

•	Credit Risk: the risk that an issuer will default in the payment of principal and/or interest on a security.

•	Price Volatility Risk: the risk that the value of the Fund’s investment portfolio will change as the prices of its investments go up or down.

•	Market Risk: the risk that returns from the securities in which the Fund invests will underperform returns from the general securities markets or other types of securities.

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Prepayment Risk of Asset-Backed and Mortgage-Backed Securities: the risk that in times of declining interest rates, the Fund’s higher yielding securities will be prepaid and the Fund will have to replace them with securities having a lower yield.

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Extension Risk of Asset-Backed and Mortgage-Backed Securities: the risk that in times of rising interest rates prepayments will slow causing securities considered short or intermediate term to become longer-term securities that fluctuate more widely in response to changes in interest rates than shorter term securities.

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Asset-Backed and Mortgage-Backed Securities Investment Risk: the risk that the impairment of the value of the collateral underlying the security in which the Fund invests, such as non-payment of loans, will result in a reduction in the value of the security. The value of these securities may also fluctuate in response to the market’s perception of the value of issuers or collateral.

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Derivatives Risk: the risk of investing in derivative instruments, which includes liquidity, interest rate, market, credit and management risks as well as risks related to mispricing or improper valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, reference rate or index, and the Fund could lose more than the principal amount invested. These investments can create investment leverage and may create additional risks that may subject the Fund to greater volatility and less liquidity than investments in more traditional securities.

•

Swap Agreements Risk: the risk of using swaps, which, in addition to risks applicable to derivatives generally, includes: (1) the inability to assign a swap contract without the consent of the counterparty; (2) potential default of the counterparty to a swap for those not traded through a central counterparty; (3) absence of a liquid secondary market for any particular swap at any time; and (4) possible inability of the Fund to close out a swap transaction at a time that otherwise would be favorable for it to do so.

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Liquidity Risk: the risk that there may be no willing buyer of the Fund’s portfolio securities and the Fund may have to sell those securities at a lower price or may not be able to sell the securities at all, each of which would have a negative effect on performance. Over recent years, there has been a dramatic decline in the ability of dealers to make markets, which can further constrain liquidity and increase the volatility of portfolio valuations. High levels of redemptions in bond funds in response to market conditions could cause greater losses as a result. Recent changes in regulations such as the Volcker Rule may further constrain the ability of market participants to create liquidity, particularly in times of increased market volatility.

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Foreign Investing Risk: the risk that the value of the Fund’s foreign investments will fluctuate with market conditions, currency exchange rates and the economic and political climates of the foreign countries where the Fund invests or has exposure. Emerging market debt also may be of lower credit quality and subject to greater risk of default.

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Securities Selection Risk: the risk that the securities held by the Fund may underperform other funds investing in the same asset class or benchmarks that are representative of the asset class because of the portfolio managers’ choice of securities.

•	Portfolio Management Risk: the risk that an investment strategy may fail to produce the intended results.

Please see “Principal Risks” and “Other Risks” for a more detailed description of the risks of investing in the Fund.

Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity, or person.

Performance Information

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year. The bar chart shows performance of the Fund’s Class M shares. Class M performance is lower than Class I performance because Class I has lower expenses than Class M. The table compares the average annual total returns of the Fund to a broad-based securities market index. Total returns would have been lower if certain fees and expenses had not been waived or reimbursed. The inception dates of Class M shares and Class I shares of the Fund are June 30, 2003 and July 31, 2004, respectively. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information for the Fund is available on our website at www.tcw.com or by calling (800) 241-4671.

Ultra Short Bond Fund – Class M Shares

Annual Total Returns for Years Ended 12/31

Year-To-Date Total Return of Class M Shares as of June 30, 2017: 0.52%

Highest:	8.59%	(quarter ended September 30, 2009)
Lowest:	-11.98%	(quarter ended December 31, 2008)

Average Annual Total Returns

(For Periods Ended December 31, 2016)

Share Class	1 Year	5 Years	10 Years	Since Inception
M – Before Taxes	0.83%	1.67%	0.97%	1.94%
- After Taxes on Distributions	0.36%	1.24%	-0.03%	0.82%
- After Taxes on Distributions and Sale of Fund Shares	0.47%	1.10%	0.36%	1.08%
I – Before Taxes	0.99%	1.83%	1.14%	1.69%
BofA Merrill Lynch 1-Year U.S. Treasury Index	0.76%	0.32%	1.43%	1.65%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only Class M Shares. After-tax returns for other classes will vary. In some cases, returns after taxes on distributions and sale of Fund shares may be higher than returns before taxes because the calculations assume that the investor received a tax deduction for any loss incurred on the sale of the shares.

Investment Adviser

Metropolitan West Asset Management, LLC.

Portfolio Managers

Name	Experience with the Fund	Primary Title with Investment Adviser
Tad Rivelle	21 Years	Founding Partner, Chief Investment Officer and Generalist Portfolio Manager
Stephen M. Kane, CFA	21 Years	Founding Partner and Generalist Portfolio Manager
Laird Landmann	21 Years	Founding Partner and Generalist Portfolio Manager
Bryan T. Whalen, CFA	13 Years	Generalist Portfolio Manager
Mitch Flack	16 Years	Specialist Portfolio Manager

Purchase and Sale of Fund Shares

You may purchase or redeem shares of the Funds on any business day (normally any day that the New York Stock Exchange is open). Generally, purchase and redemption orders for shares of the Funds are processed at the net asset value next calculated after an order is received by the Fund. You may conduct transactions by mail (Metropolitan West Funds, c/o BNY Mellon Investment Servicing, P.O. Box 9793, Providence, RI 02940), or by telephone at (800) 241-4671. You may also purchase or redeem shares of the Funds through your dealer or financial advisor.

Purchase Minimums for Each Share Class

The following table provides the minimum initial and subsequent investment requirements for each share class. The minimums may be reduced or waived in some cases.

Share Class and Type of Account	Minimum Initial Investment	Minimum Subsequent Investment
Class M
Regular Accounts	$5,000	$0
Individual Retirement Accounts	$1,000	$0
Automatic Investment Plan	$5,000	$100

Class I
Regular Accounts	$3,000,000	$50,000

Tax Information

Dividends and capital gains distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or the Adviser may, directly or through the Fund’s principal underwriter, pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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